UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-0229

Seligman Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 12/31/06

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman Growth Fund, Inc.
Annual Report December 31, 2006 Seeking Long-Term Capital Appreciation

Experience
Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight
Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions
Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Shareholders	1

Interview With Your Portfolio Manager	2

Performance Overview	4

Portfolio Overview	7

Understanding and Comparing Your Fund’s Expenses	9

Portfolio of Investments	10

Statement of Assets and Liabilities	14

Statement of Operations	15

Statements of Changes in Net Assets	16

Notes to Financial Statements	17

Financial Highlights	24

Report of Independent Registered Public Accounting Firm	28

Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement	29

Directors and Officers	33

Additional Fund Information.	37

To The Shareholders

Your annual shareholder report for Seligman Growth Fund, Inc. follows this letter. The report contains a discussion with your portfolio manager, the Fund’s investment results, a portfolio of investments, and the Fund’s financial statements.

For the year ended December 31, 2006, Seligman Growth Fund delivered a total return of 9.3%, based on the net asset value of Class A shares. The Lipper Large-Cap Growth Funds Average returned 5.6%, and the Fund’s benchmark, the Russell 1000 Growth Index, returned 9.1% for the same period.

In October 2006, Erik J. Voss joined Seligman as Portfolio Manager of Seligman Growth Fund and Head of the Seligman Growth Team. Prior to joining Seligman, Mr. Voss was a portfolio manager at Wells Capital Management Incorporated, and prior thereto, Strong Capital Management, Inc.

Thank you for your continued support of Seligman Growth Fund. We look forward to providing you with the investment experience, insight, and solutions you need to help you seek your financial goals for many years to come.

By order of the Board of Directors,

William C. Morris	Brian T. Zino
Chairman	President
February 26, 2007

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017	Shareholder Service Agent Seligman Data Corp. 100 Park Avenue New York, NY 10017
Important Telephone Numbers
(800) 221-2450 Shareholder Services
(800) 445-1777 Retirement Plan Services
(212) 682-7600 Outside the United States
(800) 622-4597 24-Hour Automated Telephone
Access Service

General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017	Mail Inquiries To: P.O. Box 9759 Providence, RI 02940-9759

General Counsel Sullivan & Cromwell LLP	Independent Registered Public Accounting Firm Deloitte & Touche LLP

Interview With Your Portfolio Manager
Erik J. Voss

Q:	How did Seligman Growth Fund perform during the year ended December 31, 2006?

A:
For the year ended December 31, 2006, Seligman Growth Fund delivered a total return of 9.27%, based on the net asset value of Class A shares. The Fund’s peers, measured by the Lipper Large-Cap Core Funds Average and the Lipper Large-Cap Growth Funds Average, returned 13.53% and 5.60%, respectively, and the Fund’s benchmark, the Russell 1000 Growth Index, returned 9.07% for the same period.

Q:	What market conditions and economic events materially affected the Fund’s performance during the year ended December 31, 2006?

A:
Despite some ups and downs, the market was relatively strong overall. The year began on a strong note with the market delivering solid gains through mid-May and several of the major indices hitting five-year highs. Concerns over slowing economic growth, consumer spending, and the housing market, coupled with inflationary fears and uncertainty over further Fed action, led to a change in investors’ risk tolerance, and we saw a bout of profit taking. Oil prices hit an all- time high in mid-July as Middle East tensions flared over Lebanon’s attack on Israel and Iran’s potential nuclear ambitions, further fueling the summer sell-off.

August, however, brought a sharp retreat in oil prices as a UN-sanctioned cease-fire between Lebanon and Israel and a slowing US economy relieved some of the upward price pressure. We also saw a decrease in longer-term interest rates as the 10-Year US Treasury Bond rate declined considerably over a relatively short period of time. Inflation remained in check, and the Fed’s pause in raising the federal funds rate in August and at the subsequent Federal Open Market Committee meeting in September signaled to investors that it might be finished with its interest rate raising campaign.

With a favorable backdrop of lower oil prices and longer-term interest rates, we saw a renewal of investor interest, and the market began to trade up from the year’s low. Stocks continued to rally through the end of the fourth quarter, led in particular by growth stocks and technology stocks.

We continued to see strong corporate profits announcements, though decelerating slightly from previous record levels. The cash reserves so many companies have currently amassed on their balance sheets have dramatically increased corporate leverage throughout the world. The driving force behind the stock market was mergers and acquisitions (M&A) activity. Rather than starting new companies, we are seeing buyouts of existing companies. M&A activity continued to accelerate with the total value of deals completed in 2006 setting a record annual high at $4 trillion.

Q:	What investment strategies and techniques materially affected the Fund’s performance during the year?

A:
The Fund, like its benchmark the Russell 1000 Growth Index, allocated its largest weighting to Information Technology, a sector that delivered generally weak performance, relative to other benchmark sectors for the period. The Fund was underweight the benchmark for the period and outperformed due to strong stock selection.

Interview With Your Portfolio Manager
Erik J. Voss

Cisco Systems and Hewlett Packard were notable top Fund performance contributors for the year. Cisco Systems, a communications equipment company, saw its stock soar during the second half of 2006, ending the year with a return in excess of 60%. Hewlett-Packard delivered strong performance in 2006, increasing market share and leading its competition in worldwide PC sales. Intel and QUALCOMM weighed negatively on Fund performance in the sector. Intel lagged as it engaged in a price war with competition. QUALCOMM suffered from rising costs associated with escalating legal woes.

Consumer Discretionary was the largest contributing area to Fund performance. The Fund’s weighting was in line with that of the benchmark, but strong stock selection led to investment results 2.5 times that of the benchmark’s sector return. Retailer Kohl’s delivered robust performance, driven by strong sales and its restructuring endeavor.

The sector having the largest negative impact on the Fund’s investment results in 2006 was Health Care. The sector delivered generally weak results relative to other sectors in the benchmark and the Fund’s relative overweight worked against investment results. Biotech firm Amgen and medical device company Boston Scientific were primary performance detractors. Consumer Staples and Financials were other areas of negative contribution, as were Materials and Utilities - sectors in which the Fund had less than 1% weightings.

Despite its small benchmark weighting, as well as the Fund’s relative underweight, Energy gave the Fund’s investment results a boost as favorable stock selection, Schlumberger in particular, led the Fund to outperform the benchmark within the sector to a significant degree for the period. The Fund’s Industrials and Telecomm Services allocations also contributed positively to investment results.

____________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

  A Team Approach
Seligman Growth Fund, Inc. is managed by Seligman’s Growth Team, led by Erik J. Voss. Mr. Voss is assisted in the management of the Fund by seasoned research professionals who are responsible for identifying those companies in specific industries that offer the greatest potential for growth, consistent with the Fund’s objective. Team members include Christopher Boova, Christopher Kagaoan, Edward Mehalick, Helen Ng, Brian Turner, and Jennifer Haberkorn (trader).

Performance Overview

This section of the report is intended to help you understand the performance of Seligman Growth Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end.

Calculations assume reinvestment of distributions, if any. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Class I shares have no sales charges, and returns are calculated accordingly.

The chart on page 5 compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge, Class B shares, without the 5% CDSC and converted to Class A shares, and Class D shares, without the 1% CDSC, with a $10,000 investment made in the Russell 1000 Growth Index, for the ten-year period ended December 31, 2006. The performance of Class C, Class I and Class R shares, which commenced on later dates, and of Class A, Class B and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in this chart but is included in the total returns table. The performance of Class C, Class I, and Class R shares will differ from the performance shown for Class A, Class B and Class D shares, based on the differences in sales charges and fees paid by shareholders. The Russell 1000 Growth Index excludes the effect of taxes, fees and sales charges.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

____________
[1]
The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Performance Overview

Investment Results

Total Returns
For Periods Ended December 31, 2006

			Average Annual
	Six Months	*	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
Class A
With Sales Charge	5.41%		4.19%	(0.53)%	3.21%	n/a	n/a	n/a
Without Sales Charge	10.62		9.27	0.45	3.71	n/a	n/a	n/a
Class B
With CDSC†	5.43		3.43	(0.73)	n/a	n/a	n/a	n/a
Without CDSC	10.43		8.43	(0.33)	3.06‡	n/a	n/a	n/a
Class C
With Sales Charge and CDSC††	8.10		6.47	(0.55)	n/a	(2.33)%	n/a	n/a
Without Sales Charge and CDSC	10.09		8.43	(0.33)	n/a	(2.20)	n/a	n/a
Class D
With 1% CDSC	9.09		7.43	n/a	n/a	n/a	n/a	n/a
Without CDSC	10.09		8.43	(0.33)	2.91	n/a	n/a	n/a
Class I	10.90		9.83	n/a	n/a	n/a	0.75%	n/a
Class R
With 1% CDSC	9.45		7.82	n/a	n/a	n/a	n/a	n/a
Without CDSC	10.45		8.82	n/a	n/a	n/a	n/a	11.36%
Benchmarks**
Lipper Large-Cap Core
Funds Average	11.68		13.53	4.83	6.87	2.44	4.92	13.08
Lipper Large-Cap Growth
Funds Average	8.03		5.60	2.15	5.53	0.08	2.23	10.43
Russell 1000 Growth Index	10.09		9.07	2.69	5.44	(1.03)	2.61	11.47

____________
See footnotes on page 6.

Performance Overview

Investment Results

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
12/31/06	$4.48	$3.60	$3.60	$3.60	$4.58	$4.44
6/30/06	4.05	3.26	3.27	3.27	4.13	4.02
12/31/05	4.10	3.32	3.32	3.32	4.17	4.08

____________
*	Returns for periods of less than one year are not annualized.

**
The Lipper Large-Cap Core Funds Average (Lipper Average) is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($15.7 billion as of December 31, 2006). Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. The Lipper Large-Cap Growth Funds Average (Lipper Average) is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($15.7 billion as of December 31, 2006). Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. Lipper currently classifies the Fund as a large-cap core fund. The Russell 1000 Growth Index (Russell Index) measures the performance of those Russell 1000 companies (the largest companies in the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values, as determined by the Frank Russell Company. The Lipper Averages and the Russell Index are unmanaged and assume reinvestment of all distributions and exclude the effect of sales charges and taxes. The Russell Index also excludes the effect of fees. Investors cannot invest directly in an average or an index.

†	The CDSC is 5% if you sell your shares within one year of purchase and 2% for the five-year period.

††	The CDSC is 1% if you sell your shares within 18 months of purchase.

‡	Ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase.

Portfolio Overview

Diversification of Net Assets
December 31, 2006

				Percent of Net Assets December 31,
	Issues	Cost	Value	2006	2005
Common Stocks:
Aerospace and Defense	1	$3,871,370	$4,145,076	1.0	4.1
Air Freight and Logistics	1	3,334,909	3,201,646	0.7	—
Automobiles	—	—	—	—	0.6
Beverages	1	6,274,924	6,561,495	1.5	3.9
Biotechnology	4	23,581,977	22,696,576	5.3	3.1
Capital Markets	3	22,156,168	23,900,223	5.5	—
Chemicals	1	7,742,667	7,984,560	1.9	4.6
Communications Equipment	3	22,177,242	24,390,872	5.7	2.5
Computers and Peripherals	3	20,522,442	24,092,959	5.6	4.0
Construction and Engineering	—	—	—	—	1.1
Consumer Finance	1	4,290,606	4,811,131	1.1	1.0
Diversified Financial Services	—	—	—	—	2.1
Diversified Telecommunication Services	1	5,422,611	6,749,600	1.6	—
Electric Utilities	1	3,143,455	3,261,603	0.8	—
Electrical Equipment	1	8,462,444	9,304,650	2.2	1.5
Energy Equipment and Services	2	18,501,037	19,565,467	4.5	2.1
Financials	—	—	—	—	1.0
Food and Staples Retailing	1	17,870,348	18,394,541	4.3	4.8
Health Care Equipment and Supplies	3	17,799,224	19,226,819	4.5	—
Health Care Providers and Services	2	19,827,884	20,440,242	4.7	4.3
Hotels, Restaurants and Leisure	3	25,563,393	29,145,350	6.7	4.4
Household Products	—	—	—	—	3.6
Industrial Conglomerates	1	14,841,726	16,398,075	3.8	5.4
Insurance	—	—	—	—	6.5
Internet and Catalog Retail	—	—	—	—	0.8
Internet Software and Services	3	22,530,687	24,360,126	5.6	2.6
IT Services	1	4,393,214	4,359,540	1.0	1.2
Machinery	1	6,200,140	7,434,474	1.7	1.1
Media	2	22,930,450	25,171,374	5.8	2.5
Metals and Mining	1	4,233,523	3,901,100	0.9	2.0
Multiline Retail	2	8,977,744	10,445,148	2.4	—
Pharmaceuticals	3	13,879,857	15,885,283	3.7	15.4
Road and Rail	1	8,553,144	8,229,815	1.9	—
Semiconductors and Semiconductor Equipment	1	3,297,257	4,307,964	1.0	1.3
Software	3	28,947,054	34,742,966	8.0	3.6
Specialty Retail	2	10,852,258	10,802,372	2.5	2.9
Transportation	—	—	—	—	2.5
Wireless Telecommunication Services	1	7,611,659	7,591,032	1.8	—
	54	387,791,414	421,502,079	97.7	96.5
Short-Term Holdings and Other Assets Less Liabilities	2	10,051,779	10,051,779	2.3	3.5
Net Assets	56	$397,843,193	$431,553,858	100.0	100.0

Portfolio Overview
Largest Industries December 31, 2006

Largest Portfolio Holdings† December 31, 2006

Security	Value	Percent of Net Assets
Microsoft	$20,973,664	4.9
CVS	18,394,541	4.3
Comcast (Class A)	18,330,876	4.2
General Electric	16,398,075	3.8
WellPoint	13,833,702	3.2
Hewlett-Packard	13,625,652	3.2
Las Vegas Sands	12,795,640	3.0
Cisco Systems	12,262,971	2.8
Amgen	12,209,046	2.8
Symantec	11,012,970	2.5

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

____________
† Excludes short-term holdings.

Largest Portfolio Changes During Past Six Months

Largest Purchases	Largest Sales
CVS*	Wal-Mart Stores**
Comcast (Class A)*	Bed Bath & Beyond**
Las Vegas Sands*	3M**
Symantec*	Limited Brands**
WellPoint	Procter & Gamble**
Research In Motion*	AFLAC**
ABB (ADR)*	Kohl’s
International Game Technology*	ALLTEL**
Transocean*	Johnson & Johnson
Monsanto*	Fluor**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.
____________
*	Position added during the period.
**	Position eliminated during the period.

Understanding and Comparing Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2006 and held for the entire six-month period ended December 31, 2006.

Actual Expenses
The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 7/1/06	Annualized Expense Ratio*	Ending Account Value 12/31/06	Expenses Paid During Period** 7/1/06 to 12/31/06	Ending Account Value 12/31/06	Expenses Paid During Period** 7/1/06 to 12/31/06
Class A	$1,000.00	1.40%	$1,106.20	$7.43	$1,018.15	$7.12
Class B	1,000.00	2.16	1,104.30	11.46	1,014.32	10.97
Class C	1,000.00	2.16	1,100.90	11.44	1,014.32	10.97
Class D	1,000.00	2.16	1,100.90	11.44	1,014.32	10.97
Class I	1,000.00	0.77	1,109.00	4.09	1,021.32	3.92
Class R	1,000.00	1.66	1,104.50	8.81	1,016.84	8.44

____________
*
Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund's prospectus for a description of each share class and its fees, expenses and sales charges.

**
Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2006 to December 31, 2006, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

Portfolio of Investments
December 31, 2006

	Shares	Value
Common Stocks 97.7%
Aerospace and Defense 1.0%
United Technologies	66,300	$4,145,076

Air Freight and Logistics 0.7%
United Parcel Service (Class B)	42,700	3,201,646

Beverages 1.5%
PepsiCo	104,900	6,561,495

Biotechnology 5.3%
Amgen*	178,730	12,209,046
Genentech*	51,100	4,145,743
Genzyme*	43,200	2,660,256
Gilead Sciences*	56,700	3,681,531
		22,696,576
Capital Markets 5.5%
Goldman Sachs Group	32,700	6,518,745
Merrill Lynch	116,200	10,818,220
Morgan Stanley	80,600	6,563,258
		23,900,223
Chemicals 1.9%
Monsanto	152,000	7,984,560

Communications Equipment 5.7%
Cisco Systems*	448,700	12,262,971
QUALCOMM	98,100	3,707,199
Research In Motion*	65,900	8,420,702
		24,390,872
Computers and Peripherals 5.6%
Apple*	86,200	7,313,208
Hewlett-Packard	330,800	13,625,652
SanDisk*	73,300	3,154,099
		24,092,959
Consumer Finance 1.1%
American Express	79,300	4,811,131

Diversified Telecommunication Services 1.6%
AT&T	188,800	6,749,600

Electric Utilities 0.8%
Exelon	52,700	3,261,603

Electrical Equipment 2.2%
ABB (ADR)*	517,500	9,304,650

____________
See footnotes on page 13.

Portfolio of Investments
December 31, 2006

	Shares	Value
Energy Equipment and Services 4.5%
Halliburton	353,200	$10,966,860
Transocean*	106,300	8,598,607
		19,565,467
Food and Staples Retailing 4.3%
CVS	595,100	18,394,541

Health Care Equipment and Supplies 4.5%
Baxter International	106,300	4,931,257
Medtronic	182,200	9,749,522
Zimmer Holdings*	58,000	4,546,040
		19,226,819
Health Care Providers and Services 4.7%
Aetna	153,000	6,606,540
WellPoint*	175,800	13,833,702
		20,440,242
Hotels, Restaurants and Leisure 6.7%
Hilton Hotels	224,500	7,835,050
International Game Technology	184,300	8,514,660
Las Vegas Sands*	143,000	12,795,640
		29,145,350
Industrial Conglomerates 3.8%
General Electric	440,690	16,398,075

Internet Software and Services 5.6%
Google (Class A)*	20,100	9,255,648
Symantec*	528,200	11,012,970
Yahoo!*	160,200	4,091,508
		24,360,126
IT Services 1.0%
Cognizant Technology Solutions (Class A)*	56,500	4,359,540

Machinery 1.7%
Deere	78,200	7,434,474

Media 5.8%
Comcast (Class A)*	437,700	18,330,876
News Corp. (Class B)	307,300	6,840,498
		25,171,374
Metals and Mining 0.9%
Freeport-McMoRan Copper & Gold (Class B)	70,000	3,901,100

____________
See footnotes on page 13.

Portfolio of Investments
December 31, 2006

	Shares or Principal Amount		Value
Multiline Retail 2.4%
Kohl’s*	61,600	shs.	$4,215,288
Target	109,200		6,229,860
			10,445,148
Pharmaceuticals 3.7%
Abbott Laboratories	93,000		4,530,030
Johnson & Johnson	97,260		6,421,105
Wyeth	96,900		4,934,148
			15,885,283
Road and Rail 1.9%
Burlington Northern Santa Fe	111,500		8,229,815

Semiconductors and Semiconductor Equipment 1.0%
NVIDIA*	116,400		4,307,964

Software 8.0%
Adobe Systems*	168,000		6,908,160
Microsoft	702,400		20,973,664
Oracle*	400,300		6,861,142
			34,742,966
Specialty Retail 2.5%
Best Buy	135,800		6,680,002
Urban Outfitters*	179,000		4,122,370
			10,802,372
Wireless Telecommunication Services 1.8%
NII Holdings*	117,800		7,591,032

Total Common Stocks (Cost $387,791,414)			421,502,079

Short-Term Holdings 2.6%

Fixed Time Deposit 2.5%
BNP Paribas, Grand Cayman 5.15%, 1/3/2007	$11,000,000		11,000,000

Repurchase Agreement 0.1%
State Street Bank 4.35%, dated 12/29/2006 maturing 1/2/2007 in the amount of $428,207 collateralized by $440,000 US Treasury Notes 4.5%, 2/15/2016, with a fair market value of $441,650	428,000		428,000

____________
See footnotes on page 13.

Portfolio of Investments
December 31, 2006

Value
Total Short-Term Holdings (Cost $11,428,000)	$11,428,000

Total Investments (Cost $399,219,414) 100.3%	432,930,079
Other Assets Less Liabilities (0.3)%	(1,376,221)

Net Assets 100.0%	$431,553,858
____________
* Non-income producing security.
ADR - American Depositary Receipts
See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2006

Assets:
Investments, at value:
Common stocks (cost $387,791,414)	$421,502,079
Short-term holdings (cost $11,428,000)	11,428,000
Total investments (cost $399,219,414)	432,930,079
Cash	788
Restricted cash	103,027
Receivable for Capital Stock sold	434,786
Receivable for dividends and interest	397,444
Investment in, and expenses prepaid to, shareholder service agent	97,508
Other	22,546
Total Assets	433,986,178

Liabilities:
Payable for Capital Stock repurchased	1,952,742
Management fee payable	259,100
Distribution and service (12b-1) fees payable	118,047
Accrued expenses and other	102,431
Total Liabilities	2,432,320
Net Assets	$431,553,858

Composition of Net Assets:
Capital Stock, at par ($1 par value; 500,000,000 authorized;98,955,022 shares outstanding):
Class A	$82,880,130
Class B	4,214,412
Class C	4,155,695
Class D	4,993,133
Class I	2,691,698
Class R	19,954
Additional paid-in capital	681,350,506
Accumulated net realized loss	(382,462,335)
Net unrealized appreciation of investments	33,710,665
Net Assets	$431,553,858

Net Asset Value Per Share:
Class A ($371,060,979 ÷ 82,880,130 shares)	$4.48
Class B ($15,151,882 ÷ 4,214,412 shares)	$3.60
Class C ($14,944,288 ÷ 4,155,695 shares)	$3.60
Class D ($17,973,584 ÷ 4,993,133 shares)	$3.60
Class I ($12,334,472 ÷ 2,691,698 shares)	$4.58
Class R ($88,653 ÷ 19,954 shares)	$4.44

____________
See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2006

Investment Income:
Dividends (net of foreign taxes withheld of $10,663)	$5,300,843
Interest	619,579
Total Investment Income	5,920,422

Expenses:
Management fee	3,055,959
Shareholder account services	1,508,925
Distribution and service (12b-1) fees	1,434,699
Custody and related services	124,805
Registration	97,439
Auditing and legal fees	62,718
Shareholder reports and communications	52,347
Directors’ fees and expenses	15,664
Miscellaneous	44,541
Total Expenses	6,397,097
Net Investment Loss	(476,675)

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments	38,241,862
Net change in unrealized appreciation of investments	20,459
Net Gain on Investments	38,262,321
Increase in Net Assets from Operations	$37,785,646

____________
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,
	2006	2005
Operations:
Net investment loss	$(476,675)	$(1,254,783)
Net realized gain on investments	38,241,862	40,546,194
Net change in unrealized appreciation of investments	20,459	(15,371,708)
Increase in Net Assets from Operations	37,785,646	23,919,703

Capital Share Transactions:
Net proceeds from sales of shares	10,929,479	15,581,776
Exchanged from associated funds	7,903,908	13,236,929
Total	18,833,387	28,818,705
Cost of shares repurchased	(73,933,514)	(81,278,450)
Exchanged into associated funds	(9,609,050)	(12,648,179)
Total	(83,542,564)	(93,926,629)
Decrease in Net Assets from Capital Share Transactions	(64,709,177)	(65,107,924)
Decrease in Net Assets	(26,923,531)	(41,188,221)

Net Assets:
Beginning of year	458,477,389	499,665,610
End of Year (net of accumulated net investment loss of $32,410 for 2005)	$431,553,858	$458,477,389

____________
See Notes to Financial Statements.

Notes to Financial Statements

1.	Multiple Classes of Shares — Seligman Growth Fund, Inc. (the “Fund”) offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans that have at least $500,000 invested in the Seligman Group of mutual funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of a plan termination, will be subject to a CDSC of 1% on redemptions of shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s Class I shares prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.
Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.
Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a

Notes to Financial Statements

result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.
Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.
Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

d.
Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

e.
Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2006, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.	Distributions to Shareholders — Dividends and other distributions to shareholders are recorded on ex-dividend dates.

g.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

3.
Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides for the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.70% per annum of the first $1 billion of the Fund’s average daily net assets, 0.65% per annum of the next $1 billion of the Fund’s average daily net assets and 0.60% per annum of the Fund’s average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.70% per annum of the Fund’s average daily net assets.

For the year ended December 31, 2006, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $8,636 from sales of Class A and Class C shares. Commissions of $28,247 and $1,463 were paid to dealers from sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2006, fees incurred under the Plan aggregated $911,594, or 0.24% per annum of the average daily net assets of Class A shares.

Notes to Financial Statements

Under the Plan, with respect to Class B shares, Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the year ended December 31, 2006, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of average daily net assets of Class R shares, amounted to $176,986, $164,615, $181,105 and $399, respectively.

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service fees pursuant to the Plan. For the year ended December 31, 2006, the Distributor and Seligman Services, Inc. received distribution and service fees of $308,144.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D, and Class R shares. For the year ended December 31, 2006, such charges amounted to $9,042. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

For the year ended December 31, 2006, Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $1,508,925 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of December 31, 2006, the Fund’s potential obligation under the Guaranties is $111,500. As of December 31, 2006, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranties. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

The Fund’s investment in Seligman Data Corp. is recorded at a cost of $43,170.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The accumulated balance at December 31, 2005 of $32,410 was paid to the participating director in January 2006. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. As of December 31, 2006, no directors were participating in the deferred compensation arrangement.

Notes to Financial Statements

4.
Committed Line of Credit — The Fund is a participant in a joint $400 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facil- ity. The credit facility may be drawn upon only for temporary purposes and is subject to certain other cus- tomary restrictions. The credit facility commitment expires in June 2007, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2006, the Fund did not borrow from the credit facility.

5.
Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 2006, amounted to $717,940,510 and $776,144,207, respectively.

6.
Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of dis- tributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2006, the cost of investments for federal income tax purposes was $400,549,482. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $1,330,068.

At December 31, 2006, the tax basis components of accumulated earnings (losses) were as follows:

Gross unrealized appreciation of portfolio securities	$35,584,675
Gross unrealized depreciation of portfolio securities	(3,204,078)
Net unrealized appreciation of portfolio securities	32,380,597
Capital loss carryforward	(381,132,267)
Total accumulated losses	$(348,751,670)

At December 31, 2006, the Fund had a net capital loss carryforward for federal income tax purposes of $381,132,267. This capital loss is available for offset against future taxable net capital gains, with $146,997,561 expiring in 2009 and $234,134,706 expiring in 2010. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as deferral of losses on wash sales. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward. During the year 2006, the Fund utilized $36,774,369 of prior years' capital loss carryforwards to offset current year’s net capital gains. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Notes to Financial Statements

7.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Year Ended December 31,
	2006		2005
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	1,204,850	$5,053,127	2,247,388	$8,744,180
Exchanged from associated funds	906,709	3,876,958	1,723,679	6,731,143
Converted from Class B*	702,741	2,972,455	763,113	2,999,737
Total	2,814,300	11,902,540	4,734,180	18,475,060
Cost of shares repurchased	(13,606,347)	(57,181,859)	(15,592,306)	(60,988,135)
Exchanged into associated funds	(1,312,669)	(5,501,267)	(1,739,511)	(6,707,992)
Total	(14,919,016)	(62,683,126)	(17,331,817)	(67,696,127)
Decrease	(12,104,716)	$(50,780,586)	(12,597,637)	$(49,221,067)

Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	271,838	$915,239	380,778	$1,203,838
Exchanged from associated funds	642,733	2,228,449	1,174,369	3,722,915
Total	914,571	3,143,688	1,555,147	4,926,753
Cost of shares repurchased	(1,555,430)	(5,258,899)	(2,110,225)	(6,671,360)
Exchanged into associated funds	(767,366)	(2,578,713)	(1,345,811)	(4,198,159)
Converted to Class A*	(871,390)	(2,972,455)	(940,062)	(2,999,737)
Total	(3,194,186)	(10,810,067)	(4,396,098)	(13,869,256)
Decrease	(2,279,615)	$(7,666,379)	(2,840,951)	$(8,942,503)

Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	154,417	$521,150	293,762	$936,292
Exchanged from associated funds	110,393	382,316	180,750	592,294
Total	264,810	903,466	474,512	1,528,586
Cost of shares repurchased	(1,570,790)	(5,333,208)	(1,945,721)	(6,161,569)
Exchanged into associated funds	(167,469)	(568,210)	(252,453)	(798,805)
Total	(1,738,259)	(5,901,418)	(2,198,174)	(6,960,374)
Decrease	(1,473,449)	$(4,997,952)	(1,723,662)	$(5,431,788)

Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	719,432	$2,443,988	851,217	$2,699,804
Exchanged from associated funds	417,342	1,415,818	684,486	2,190,075
Total	1,136,774	3,859,806	1,535,703	4,889,879
Cost of shares repurchased	(1,514,062)	(5,152,674)	(1,942,960)	(6,139,844)
Exchanged into associated funds	(286,390)	(958,763)	(295,578)	(941,825)
Total	(1,800,452)	(6,111,437)	(2,238,538)	(7,081,669)
Decrease	(663,678)	$(2,251,631)	(702,835)	$(2,191,790)
Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	462,531	$1,975,656	496,266	$1,983,936
Cost of shares repurchased	(234,437)	(1,000,061)	(327,840)	(1,317,542)
Increase	228,094	$975,595	168,426	$666,394

____________
* Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date.

Notes to Financial Statements

	Year Ended December 31,
	2006		2005
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	4,885	$20,319	3,535	$13,726
Exchanged from associated funds	88	367	132	502
Total	4,973	20,686	3,667	14,228
Cost of shares repurchased	(1,674)	(6,813)	—	—
Exchanged into associated funds	(502)	(2,097)	(371)	(1,398)
Total	(2,176)	(8,910)	—	—
Increase	2,797	$11,776	3,296	$12,830

8.
Other Matters— In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman mutual funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman mutual funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all the Seligman registered investment companies (the “Seligman Funds”). In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was Seligman Growth Fund).

Beginning in February 2004, the Manager was in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager, the Distributor and Seligman Data Corp. (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

Notes to Financial Statements

At the end of September 2005, the Attorney General indicated that it intended to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

9.
Recently Issued Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 provides guidance for how uncertain tax positions, if any, should be recognized, measured, presented and disclosed in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and, in accordance with recent SEC guidance, can be implemented within the first required financial statement reporting period. Accordingly, the Fund will incorporate the effects, if any, of FIN 48 in its semi-annual report for the six months ended June 30, 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measur- ing fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges or taxes and are not annualized for periods of less than one year.

CLASS A

	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$4.10	$3.88	$3.67	$2.80	$4.38
Income (Loss) from Investment Operations:
Net investment income (loss)	— **	(0.01)	— **	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	0.38	0.23	0.21	0.88	(1.56)
Total from Investment Operations	0.38	0.22	0.21	0.87	(1.58)
Net Asset Value, End of Year	$4.48	$4.10	$3.88	$3.67	$2.80

Total Return	9.27%	5.67%	5.72%	31.07%	(36.07)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$371,061	$389,154	$417,597	$444,920	$381,195
Ratio of expenses to average net assets	1.39%	1.38%	1.36%	1.40%	1.41%
Ratio of net investment income (loss) to average net assets	(0.03)%	(0.17)%	0.09%	(0.30)%	(0.59)%
Portfolio turnover rate	168.65%	132.59%	93.99%	60.25%	82.34%

____________
See footnotes on page 27.

Financial Highlights

CLASS B

	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$3.32	$3.17	$3.02	$2.32	$3.66
Income (Loss) from Investment Operations:
Net investment loss	(0.03)	(0.03)	(0.02)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	0.31	0.18	0.17	0.73	(1.30)
Total from Investment Operations	0.28	0.15	0.15	0.70	(1.34)
Net Asset Value, End of Year	$3.60	$3.32	$3.17	$3.02	$2.32

Total Return	8.43%	4.73%	4.97%	30.17%	(36.61)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$15,152	$21,533	$29,554	$35,657	$30,642
Ratio of expenses to average net assets	2.15%	2.14%	2.12%	2.16%	2.17%
Ratio of net investment loss to average net assets	(0.79)%	(0.93)%	(0.67)%	(1.06)%	(1.35)%
Portfolio turnover rate	168.65%	132.59%	93.99%	60.25%	82.34%

CLASS C

	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$3.32	$3.17	$3.02	$2.32	$3.66
Income (Loss) from Investment Operations:
Net investment loss	(0.03)	(0.03)	(0.02)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	0.31	0.18	0.17	0.73	(1.30)
Total from Investment Operations	0.28	0.15	0.15	0.70	(1.34)
Net Asset Value, End of Year	$3.60	$3.32	$3.17	$3.02	$2.32

Total Return	8.43%	4.73%	4.97%	30.17%	(36.61)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$14,944	$18,668	$23,281	$27,539	$25,184
Ratio of expenses to average net assets	2.15%	2.14%	2.12%	2.16%	2.17%
Ratio of net investment loss to average net assets	(0.79)%	(0.93)%	(0.67)%	(1.06)%	(1.35)%
Portfolio turnover rate	168.65%	132.59%	93.99%	60.25%	82.34%

____________
See footnotes on page 27.

Financial Highlights

CLASS D

	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$3.32	$3.17	$3.02	$2.32	$3.66
Income (Loss) from Investment Operations:
Net investment loss	(0.03)	(0.03)	(0.02)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	0.31	0.18	0.17	0.73	(1.30)
Total from Investment Operations	0.28	0.15	0.15	0.70	(1.34)
Net Asset Value, End of Year	$3.60	$3.32	$3.17	$3.02	$2.32

Total Return	8.43%	4.73%	4.97%	30.17%	(36.61)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$17,974	$18,775	$20,153	$21,911	$17,647
Ratio of expenses to average net assets	2.15%	2.14%	2.12%	2.16%	2.17%
Ratio of net investment loss to average net assets	(0.79)%	(0.93)%	(0.67)%	(1.06)%	(1.35)%
Portfolio turnover rate	168.65%	132.59%	93.99%	60.25%	82.34%

CLASS I

	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$4.17	$3.93	$3.70	$2.81	$4.38
Income (Loss) from Investment Operations:
Net investment income (loss)	0.02	0.01	0.02	— **	— **
Net realized and unrealized gain (loss) on investments	0.39	0.23	0.21	0.89	(1.57)
Total from Investment Operations	0.41	0.24	0.23	0.89	(1.57)
Net Asset Value, End of Year	$4.58	$4.17	$3.93	$3.70	$2.81

Total Return	9.83%	6.11%	6.22%	31.67%	(35.84)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$12,334	$10,278	$9,026	$6,862	$3,986
Ratio of expenses to average net assets	0.82%	0.88%	0.88%	0.96%	0.98%
Ratio of net investment income (loss)to average net assets	0.54%	0.33%	0.58%	0.14%	(0.16)%
Portfolio turnover rate	168.65%	132.59%	93.99%	60.25%	82.34%
Without expense reimbursement:ø
Ratio of expenses to average net assets					1.02%
Ratio of net investment loss to average net assets					(0.20)%

__________
See footnotes on page 27.

Financial Highlights

CLASS R

	Year Ended December 31,			4/30/03* to
	2006	2005	2004	12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$4.08	$3.87	$3.67	$2.99
Income (Loss) from Investment Operations:
Net investment loss	(0.01)	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	0.37	0.23	0.21	0.69
Total from Investment Operations	0.36	0.21	0.20	0.68
Net Asset Value, End of Period	$4.44	$4.08	$3.87	$3.67

Total Return	8.82%	5.43%	5.45%	22.74%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$89	$70	$54	$2
Ratio of expenses to average net assets	1.65%	1.64%	1.62%	1.62	%†
Ratio of net investment loss to average net assets	(0.29)%	(0.43)%	(0.17)%	(0.51	)%†
Portfolio turnover rate	168.65%	132.59%	93.99%	60.25	%‡

____________
*	Commencement of offering of shares.
**	Less than + or - $0.005.
†	Annualized.
‡	Computed at the Fund level for the year ended December 31, 2003.
ø	The Manager, at its discretion, reimbursed certain expenses of Class I shares.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Seligman Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Growth Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Growth Fund, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 27, 2007

Matters Relating to the Directors’
Consideration of the Continuance of the Management Agreement

The directors of Seligman Growth Fund, Inc. unanimously approved the continuance of the Management Agreement with the Manager at a meeting held on November 15, 2006.

Prior to approval of the continuance of the Management Agreement, the directors requested and evaluated extensive materials from the Manager. They reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who advised on the legal standards for their consideration. The independent directors also discussed the proposed continuance in a private session with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors and/or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors. The directors determined that the selection of the Manager to manage the Fund, and the overall arrangements between the Fund and the Manager as provided in the Management Agreement, including the management fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment. The material factors and conclusions that formed the basis for the directors’ determination included the following:

Nature, Extent and Quality of Services Provided by the Manager
The directors considered the scope and quality of services provided by the Manager under the Management Agreement. The directors considered the quality of the investment research capabilities of the Manager and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager. At prior meetings the directors had also considered the Manager’s selection of brokers and dealers for portfolio transactions. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement.

Matters Relating to the Directors’
Consideration of the Continuance of the Management Agreement

On an ongoing basis, the Manager reports to the directors on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager and its counsel and the directors’ special counsel also addressed, among other matters: the action brought in September 2005 by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; and the action brought in September 2006 by the Attorney General against the Manager, Seligman Data Corp., the president of the Manager and Seligman Advisors, Inc. (“Seligman Advisors”) relating to market timing and also claiming that the fees charged by the Manager are excessive. The directors also noted the indication in September 2005 by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other counsel independent of the Manager, and consideration of the potential consequences of the various matters referred to above, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability
The directors reviewed information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information and estimates for the current year, as well as historical and estimated profitability data for the Fund. The directors reviewed with the Manager’s chief financial officer the assumptions and methods of allocation used by the Manager in preparing the profitability data. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits
The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds’ purchases and sales of securities. They reviewed a description of the Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services, data on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a current list of firms providing third-party research

Matters Relating to the Directors’
Consideration of the Continuance of the Management Agreement

and brokerage to the Manager. The directors also considered that a broker-dealer affiliate of the Manager receives 12b-1 fees from the Fund in respect of shares held in certain accounts, and that the Fund’s distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The directors further recognized that the Manager’s profitability would be somewhat lower without these benefits. The directors noted that the Manager may derive reputational and other benefits from its association with the Fund. The directors concluded that the fall-out benefits realized by the Manager from its relationship with the Fund were appropriate.

Investment Results
In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Funds at each regular Board meeting during the year. The directors reviewed performance information for the Fund covering a wide range of periods, including the first nine months of 2006, the preceding six calendar years and annualized one-, three-, five- and ten-year rolling periods ended September 30, 2006.

The directors reviewed information showing performance of the Fund compared to other funds in the Lipper Large-Cap Core Funds Average, the Lipper Large-Cap Growth Funds Average, the Russell 1000 Growth Index, and a group of competitor funds selected by the Manager. The directors also reviewed information about the portfolio turnover rate of the Fund compared to other investment companies with similar investment objectives. The directors noted that the Fund’s results were above that of its competitor funds benchmark, but below the Fund’s other benchmarks, for the five-year period, and had shown improvement in the most recent periods. For the first nine months of 2006, the Fund’s results were above each of the benchmarks, other than the Lipper Large-Cap Core Funds Average. The Manager noted that a new portfolio manager had been hired in the fall of 2006. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results over time had been satisfactory.

Management Fee and Other Expenses
The directors considered the management fee rate paid by the Fund to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The directors also considered the fees the Manager charges other clients with investment objectives similar to those of the Fund.

The Manager manages accounts for institutional clients with investment objectives similar to those of the Fund. The management fee rates payable by those institutional clients are lower than the rates paid by the Fund. The Manager reviewed with the directors the significantly greater scope of the services it provides the Fund relative to institutional clients. The Manager also noted that since open-end funds, such as the Fund, are constantly issuing and redeeming shares, they

Matters Relating to the Directors’
Consideration of the Continuance of the Management Agreement

are more difficult to manage than an institutional account, where the assets are relatively stable. The directors acknowledged and understood these considerations and accordingly gave appropriate weight to these fee comparisons.

The directors also compared the Fund’s management fee rate to the rate paid by a subset of funds, with assets more nearly comparable to those of the Fund, in its Lipper category (the “peer group”). The information showed that the Fund’s current effective management fee rate was slightly lower than the average and median management fee rate for the peer group.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. In considering the expense ratio of the Fund, the directors noted that the Fund has elected to have shareholder services provided at cost by Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost. SDC provides services exclusively to the Seligman Group of Funds, and the directors believed that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The directors noted that the Fund’s expense ratio was within the range for funds in its peer group but higher than the peer group’s median and the average. The Manager noted the Fund is a core fund for many retirement plans, which resulted in increased costs for the Fund. The directors concluded that the expense ratio was acceptable in light of the high quality of service that the Fund receives and the other factors considered.

Economies of Scale
The directors noted that the management fee schedule for the Fund contains breakpoints that reduce the fee rate on assets above specified levels, although, at the Fund’s current asset levels, it was unlikely to benefit from them in the next year. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment adviser as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund specific services provided by the Manager. The directors also observed that in the investment company industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable under the Fund’s circumstances.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Growth Fund, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
John R. Galvin (77)[1,3] • Director: 1995 to Date •Oversees 61 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics), Governor of the Center for Creative Leadership, and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, he was a Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.

John F. Maher (63)[1,3] • Director: December 2006 to Date** • Oversees 57 Portfolios in Fund Complex
Retired President and Chief Executive Officer of Great Western Financial Corporation and its principal subsidiary, Great Western Bank (a federal savings bank); and Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc., Seligman New Technologies Fund, Inc., Seligman New Technologies Fund II, Inc., and Seligman Quality Municipal Fund, Inc.).

Frank A. McPherson (73)[2,3] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products) and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.

Betsy S. Michel (64)[1,3] • Director: 1984 to Date • Oversees 61 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

____________
See footnotes on page 36.

Directors and Officers
Independent Directors (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Leroy C. Richie (65)[1,3] • Director: 2000 to Date • Oversees 60 Portfolios in Fund Complex
Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration), and Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (74)[2,3] • Director: 1980 to Date • Oversees 61 Portfolios in Fund Complex
Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (71)[1,3] • Director: 1993 to Date • Oversees 61 Portfolios in Fund Complex
Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).

_________
See footnotes on page 36.

Directors and Officers
Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
William C. Morris*(68) • Director and Chairman of the Board: 1988 to Date • Oversees 61 Portfolios in Fund Complex
Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino*(54) • Director: 1993 to Date • President: 1995 to Date • Chief Executive Officer: 2002 to Date • Oversees 60 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer, and, with the exception of Seligman Cash Management Fund, Inc., Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; and Chairman, Seligman Data Corp. Formerly, Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.

Eleanor T.M. Hoagland (55) • Vice President and Chief Compliance Officer: 2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†.
Thomas G. Rose (49) • Vice President: 2000 to Date
Managing Director, Chief Financial Officer, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

Lawrence P. Vogel (50) • Vice President: 1992 to Date • Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer, Seligman Data Corp.

__________
See footnotes on page 36.

Directors and Officers
Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Erik J. Voss (39) • Vice President and Portfolio Manager: From October 2006
Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Seligman Capital Fund, Inc.; and Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Capital Portfolio. Formerly, Portfolio Manager, Wells Capital Management Incorporated, and prior thereto, Strong Capital Management, Inc.

Frank J. Nasta (42) • Secretary: 1994 to Date
Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

____________
ø
The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017. Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation, or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.
*
Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

**	Mr. Maher was appointed to the Board on December 18, 2006.
Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Additional Fund Information

Quarterly Schedule of Investments
A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting
A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

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[1]
These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectuses or statement of additional information.

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This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Growth Fund, Inc., which contains information about the investment objectives, risks, charges and expenses of the Fund, each of which should be considered carefully before investing or sending money.

EQGR2 12/06

ITEM 2.	CODE OF ETHICS.
As of December 31, 2006, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$41,980	$39,980
Audit-Related Fees	-	-
Tax Fees	2,500	2,350
All Other Fees	-	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2006	2005
Audit-Related Fees	$141,710	$124,560
Tax Fees	11,955	8,000
All Other Fees	-	-

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent; (ii) testing of the registrant’s shareholder service agent’s conversion to a new record-keeping system and (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) - (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $156,165 and $134,910, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
(a)(1) Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN GROWTH FUND, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 9, 2007

By:	/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	March 9, 2007

SELIGMAN GROWTH FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940
.